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EXHIBIT 23.2





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated December 20,2000 relating to September 31, 2000 and 1999 financial statements of Biozhem Cosmeceuticals, Inc., appearing in the Prospectus which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.


                                                     CORBIN & WERTZ

Irvine, California
November 19, 2001